Statements Of Cash Flow (USD $)	7 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (145,352)	$ (223,214)
Adjustments to reconcile net loss to net cash used in operating activities:
Increase in due to affiliates, organization expenses	70,714
Increase in due to affiliates, general and administrative expenses	16,055	203,149
(Increase) in prepaid expense	(3,200)	(22)
Increase in accounts payable	57,283	19,626
Net cash used in operating activities	(4,500)	(461)
CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from issuance of common shares	10,000
Net cash provided by financing activities	10,000
NET (DECREASE) INCREASE IN CASH AND EQUIVALENTS	5,500	(461)
CASH AND CASH EQUIVALENTS, at beginning of period/Inception		5,500
CASH AND CASH EQUIVALENTS, at end of period	5,500	5,039
Supplemental Disclosure of Non-Cash Information:
Deferred offering costs due to affiliates	$ 1,589,767	$ 91,483